ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

5,174 records
Balance: 1,024,183,061
All records

Selection Criteria: All records
Table of Contents

1. Summary- Aggregate
2. Summary- Group I
3. Summary- Group II ()
4. Documentation
5. Loan Type
6. FICO
7. Outstanding Principal Balance
8. Lien Position
9. CLTV
10. SSCLTV
11. Coupon-ARM
12. Coupon-Fixed Rate
13. CITY
14. STATE

1. Summary- Aggregate

WA FICO: 605
FICO stdev: 44.80
FICO < 500%: 0.39
FICO < 560%: 16.23
10th Percentile FICO: 541
90th Percentile FICO: 660
Wtd Avg LTV(2): 81.00
LTV(2) >80%: 41.61
CLTV: 84.43
% With Silent 2nds: 17.85
10th Percentile LTV(2): 66.89
90th Percentile LTV(2): 100.00
Full Doc %: 60.93
Loan Bal avg: 197,948.02
Wtd Avg DTI: 42.99
DTI > 45%: 46.74
Purch %: 32.68
Cash Out %: 60.25
Fixed %: 4.87
3 yr ARM >= %: 8.06
WAC: 8.481
WAC stdev: 1.88
1st Lien %: 95.11
MI %: 0.00
MI Insurer:
CA%: 23.33
Single Family %: 75.73
Invt Prop: 5.39
MH%: 0.00
IO%: 9.88
2 Yr IO%: 0.00
IO non-Full Doc %: 4.06
2-4 Fam %: 8.28
Prim Occ %: 92.94
<$100K Bal %: 8.55
2-yr Prepay Penalty %: 56.85
% of 40 Yr Loans: 41.61

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2. Summary- Group I

WA FICO: 596
FICO stdev: 46.37
FICO < 500%: 0.60
FICO < 560%: 21.36
10th Percentile FICO: 527
90th Percentile FICO: 653
Wtd Avg LTV(2): 79.62
LTV(2) >80%: 40.51
CLTV: 82.05
% With Silent 2nds: 12.52
10th Percentile LTV(2): 63.17
90th Percentile LTV(2): 95.00
Full Doc %: 60.89
Loan Bal avg: 199,760.55
Wtd Avg DTI: 42.72
DTI > 45%: 45.72
Purch %: 16.64
Cash Out %: 74.80
Fixed %: 0.00
3 yr ARM >= %: 8.17
WAC: 8.459
WAC stdev: 1.38
1st Lien %: 100.00
MI %: 0.00
MI Insurer:
CA%: 16.98
Single Family %: 76.76
Invt Prop: 5.30
MH%: 0.00
IO%: 7.36
2 Yr IO%: 0.00
IO non-Full Doc %: 2.85
2-4 Fam %: 10.05
Prim Occ %: 93.13
<$100K Bal %: 6.29
2-yr Prepay Penalty %: 55.64
% of 40 Yr Loans: 41.90

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3. Summary- Group II ()

WA FICO: 612
FICO stdev: 42.42
FICO < 500%: 0.21
FICO < 560%: 12.16
10th Percentile FICO: 560
90th Percentile FICO: 664
Wtd Avg LTV(2): 82.09
LTV(2) >80%: 42.47
CLTV: 86.32
% With Silent 2nds: 22.08
10th Percentile LTV(2): 70.00
90th Percentile LTV(2): 100.00
Full Doc %: 60.96
Loan Bal avg: 196,532.32
Wtd Avg DTI: 43.21
DTI > 45%: 47.55
Purch %: 45.41
Cash Out %: 48.70
Fixed %: 8.74
3 yr ARM >= %: 7.97
WAC: 8.499
WAC stdev: 2.09
1st Lien %: 91.23
MI %: 0.00
MI Insurer:
CA%: 28.37
Single Family %: 74.92
Invt Prop: 5.47
MH%: 0.00
IO%: 11.88
2 Yr IO%: 0.00
IO non-Full Doc %: 5.03
2-4 Fam %: 6.87
Prim Occ %: 92.79
<$100K Bal %: 10.34
2-yr Prepay Penalty %: 57.81
% of 40 Yr Loans: 41.38

4. Documentation

										% with				Wtd Avg
Documentation	WA LTV	WA CLTV	WA SS CLTV	WA FICO	WAC	% Bal.	Purch %	Invt Prop%	1st Lien %	S.2nds	CA%	Full Doc %	IO %	DTI	DTI %> 45
Full Documentation	82.91	87.56	99.36	600	8.44	60.93	39.26	3.27	93.13	23.81	21.23	100	9.55	43.76	52.45
Non Full Documentation	78.02	79.54	97.29	613	8.546	39.07	22.41	8.7	98.2	8.55	26.61	0	10.4	41.79	37.82
Total:	81	84.43	98.98	605	8.481	100	32.68	5.39	95.11	17.85	23.33	60.93	9.88	42.99	46.74

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5. Loan Type

										% with				Wtd Avg
Loan Type	WA LTV	WA CLTV	WA SS CLTV	WA FICO	WAC	% Bal.	Purch %	Invt Prop%	1st Lien %	S.2nds	CA%	Full Doc %	IO %	DTI	DTI %> 45
60	80.39	86.42	99.65	639	7.511	9.88	34.38	0.19	100	30.46	44.55	58.88	100	43.99	45.37
Non-IO	81.06	84.21	98.84	601	8.588	90.12	32.49	5.96	94.57	16.47	21	61.15	0	42.88	46.89
Total:	81	84.43	98.98	605	8.481	100	32.68	5.39	95.11	17.85	23.33	60.93	9.88	42.99	46.74

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6. FICO

										% with				Wtd Avg
FICO	WA LTV	WA CLTV	WA SS CLTV	WA FICO	WAC	% Bal.	Purch %	Invt Prop%	1st Lien %	S.2nds	CA%	Full Doc %	IO %	DTI	DTI %> 45
0 - 499	72.54	73.53	99.78	486	10.033	0.39	28.86	1.49	100	6.03	11.01	71.21	0	38.07	26.89
500 - 559	76.19	76.39	82.56	530	9.547	15.85	13.84	0.8	99.84	1.66	18.18	60.02	0	43.2	47.97
560 - 599	79.65	83.76	99.31	582	8.508	29.05	33.75	2.85	94.69	20.98	21.76	73.37	5.32	42.69	47.41
600 - 639	82.53	86.01	99.13	619	8.219	31.29	34.55	7	94.44	18.14	23.26	61.5	12.89	43.44	48.13
640 - 679	83.77	88.13	99.15	657	8.142	19.35	40.47	8.99	92.84	22.73	26.4	44.94	14.18	42.4	42.79
680 >=	85.17	91.82	99.45	707	7.625	4.08	47.32	12.35	95.16	34.21	41.59	46.39	38.15	44.13	47.08
Total:	81	84.43	98.98	605	8.481	100	32.68	5.39	95.11	17.85	23.33	60.93	9.88	42.99	46.74

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7. Outstanding Principal Balance

										% with				Wtd Avg
Outstanding Principal Balance	WA LTV	WA CLTV	WA SS CLTV	WA FICO	WAC	% Bal.	Purch %	Invt Prop%	1st Lien %	S.2nds	CA%	Full Doc %	IO %	DTI	DTI %> 45
<= 79,999.99	92.5	94.65	100.02	608	11.414	5.78	74.45	5.48	36.06	10.83	4.53	86.47	0.33	41.43	40.74
80,000.00 - 99,999.99	84.13	90.95	99.89	600	9.967	2.77	64.64	8.02	83.56	34.26	7.28	82.21	0.35	39.5	33.61
100,000.00 >=	80.18	83.59	98.88	605	8.251	91.45	29.07	5.31	99.19	17.8	25	58.67	10.77	43.2	47.51
Total:	81	84.43	98.98	605	8.481	100	32.68	5.39	95.11	17.85	23.33	60.93	9.88	42.99	46.74

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8. Lien Position

										% with				Wtd Avg
Lien Position	WA LTV	WA CLTV	WA SS CLTV	WA FICO	WAC	% Bal.	Purch %	Invt Prop%	1st Lien %	S.2nds	CA%	Full Doc %	IO %	DTI	DTI %> 45
1	80.04	83.65	98.98	604	8.304	95.11	30.13	5.66	100	18.77	23.66	59.66	10.39	42.94	46.48
2	99.69	99.69	0	622	11.929	4.89	82.19	0.28	0	0	16.85	85.65	0	44.01	51.69
Total:	81	84.43	98.98	605	8.481	100	32.68	5.39	95.11	17.85	23.33	60.93	9.88	42.99	46.74

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9. CLTV

								% with				Wtd Avg
CLTV	WA SS CLTV	WA FICO	WAC	% Bal.	Purch %	Invt Prop%	1st Lien %	S.2nds	CA%	Full Doc %	IO %	DTI	DTI %> 45
<= 80.00	64.24	588	8.239	41.05	8.26	4.66	100	0.49	27.48	43.94	8.86	42.03	42.24
80.01 - 85.00	82.71	607	8.198	8.79	9.16	9.17	100	0.23	25.9	55.8	9.02	42.28	46.42
85.01 - 90.00	88.17	614	8.496	15.65	29.84	10.85	99.83	1.91	20.43	59.69	7.65	43.1	50.64
90.01 - 95.00	94.24	612	8.822	10.78	41.47	8.82	98.08	11.39	22.67	79.77	9.15	43.79	50.33
95.01 - 100.00	99.97	624	8.842	23.65	81.53	0.11	80.32	67.92	17.46	84.58	13.81	43.83	50.51
100.01 >=	106.82	634	8.413	0.08	72.44	0	96.57	52.23	0	55.67	0	40.32	27.56
Total:	98.98	605	8.481	100	32.68	5.39	95.11	17.85	23.33	60.93	9.88	42.83	46.74

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10. SSCLTV

							% with				Wtd Avg
SSCLTV	WA FICO	WAC	% Bal.	Purch %	Invt Prop%	1st Lien %	S.2nds	CA%	Full Doc %	IO %	DTI	DTI %> 45
<= 80.00	586	6.965	1.12	0	0	100	100	0	44.88	8.54	45.91	58.78
80.01 - 85.00	532	9.95	0.11	100	0	100	100	0	0	0	31.08	0
85.01 - 90.00	625	8.201	1.68	35.74	0	100	100	0	36.02	0	36.54	0
90.01 - 95.00	627	8.208	6.88	51.1	0	100	100	28.56	54.05	5.57	44.09	54.98
95.01 - 100.00	623	7.934	89.98	84.05	0	100	100	17.92	84.72	18.2	43.74	50.21
100.01 >=	601	7.822	0.23	47.23	0	100	100	0	100	0	42.64	52.77
Total:	623	7.948	100	79.97	0	100	100	18.09	81.29	16.86	43.65	49.74

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11. Coupon-ARM

										% with				Wtd Avg
Coupon-ARM	WA LTV	WA CLTV	WA SS CLTV	WA FICO	WAC	% Bal.	Purch %	Invt Prop%	1st Lien %	S.2nds	CA%	Full Doc %	IO %	DTI	DTI %> 45
<= 8.00	78.13	82.51	98.8	621	7.242	46.37	24.29	1.52	100	22.66	37.26	65.7	16.61	43.83	49.94
8.01 - 9.00	81.2	85.38	99.34	604	8.512	28.2	35.93	4.71	100	21.79	15.56	54.71	8.08	42.67	44.9
9.01 - 10.00	82.42	84.63	99.06	583	9.519	15.5	36.06	13.47	100	11.41	7.48	52.02	2.28	41.89	43.54
10.01 - 11.00	82.23	82.78	98.86	563	10.485	7.2	30.98	17.38	100	2.92	10.09	55.23	0.63	41.56	41.13
11.01 - 12.00	81.47	82.27	95.41	547	11.485	2.46	34.74	9.73	100	5.52	4.31	61.88	0.24	40.55	36.32
12.01 - 13.00	78.04	78.04	0	548	12.193	0.26	26.36	15.38	95.91	0	0	77.27	0	36.52	24.57
13.01 - 14.00	100	100	0	602	13.15	0	100	0	0	0	0	100	0	36.17	0
Total:	80.04	83.65	98.98	604	8.305	100	30.15	5.66	99.98	18.76	23.66	59.67	10.39	42.94	46.49

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12. Coupon-Fixed Rate

										% with				Wtd Avg
Coupon-Fixed Rate	WA LTV	WA CLTV	WA SS CLTV	WA FICO	WAC	% Bal.	Purch %	Invt Prop%	1st Lien %	S.2nds	CA%	Full Doc %	IO %	DTI	DTI %> 45
8.01 - 9.00	99.86	99.86	0	614	8.626	2.37	88.45	0	0	0	0	97.33	0	43.45	48.63
9.01 - 10.00	98.1	98.1	0	630	9.928	4.58	83.31	0	0	0	12.32	100	0	45.36	62.95
10.01 - 11.00	99.73	99.73	0	661	10.563	9.09	78.63	0	0	0	28.57	79.11	0	42.46	39.45
11.01 - 12.00	99.63	99.63	0	644	11.503	29.73	78.62	0.54	0	0	22.39	80.53	0	43.83	54.1
12.01 - 13.00	99.86	99.86	0	606	12.505	44.03	82.33	0.14	0	0	16.09	85.64	0	44.08	49.75
13.01 - 14.00	99.8	99.8	0	593	13.508	9.72	92.25	0.59	0	0	0	96.67	0	44.96	58.87
14.01 >=	100	100	0	589	14.314	0.48	100	0	0	0	0	100	0	48.36	61.98
Total:	99.69	99.69	0	622	11.927	100	82.13	0.28	0	0	16.9	85.61	0	44.01	51.63

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13. CITY

CITY	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	% with 2nd	WA FICO
BROOKLYN NY	1.29	31	13193720	425603.9	74.27	14.91	635
LAS VEGAS NV	0.92	38	9407404	247563.3	82.19	27.83	619
SAN DIEGO CA	0.91	18	9292006	516222.6	78	0	648
MIAMI FL	0.91	44	9283530	210989.3	81.56	14.93	607
BRONX NY	0.8	23	8190800	356121.7	79.08	12.74	603
LOS ANGELES CA	0.71	20	7316477	365823.9	74.28	0	620
TAMPA FL	0.59	34	6056229	178124.4	85.76	10.73	622
ORLANDO FL	0.52	26	5286898	203342.2	79.85	3.51	579
SACRAMENTO CA	0.5	20	5117676	255883.8	81.14	15.94	599
HONOLULU HI	0.49	13	5008438	385264.5	72.99	22.68	626
CHICAGO IL	0.46	27	4707918	174367.4	80.5	10.36	585
STATEN ISLAND NY	0.45	15	4626910	308460.7	65.9	5.53	581
BAKERSFIELD CA	0.42	17	4265185	250893.3	82.9	40.47	613
RIVERSIDE CA	0.41	13	4214749	324211.5	85.42	0	608
JACKSONVILLE FL	0.4	28	4147043	148108.7	83.18	20.26	598
SAN JOSE CA	0.39	8	3984065	498008.1	84.73	0	622
OAKLAND CA	0.38	8	3938694	492336.8	77.45	0	598
ATLANTA GA	0.38	23	3907300	169882.6	81.86	16.79	611
BROCKTON MA	0.38	18	3859495	214416.4	80.07	16.67	588
MORENO VALLEY CA	0.37	15	3813697	254246.5	82.05	26.03	627
Other	88.32	4735	9.05E+08	191038	81.23	18.51	601
Total:	100	5174	1.02E+09	197948	81	17.85	603

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14. STATE

STATE	% of Total Bal	# of Loans	Loan Bal	Avg Loan Bal	WA LTV	% with 2nd	WA FICO
California	23.33	684	2.39E+08	349331.3	79.51	13.84	611
Florida	11.73	625	1.2E+08	192213.8	80.24	16.02	601
Massachusetts	8.06	322	82517662	256266	81.43	16.7	610
New York	8	267	81909332	306776.5	76.78	9.45	605
Texas	4.64	468	47519434	101537.3	86.69	26.39	582
New Jersey	4.6	176	47103308	267632.4	78.49	8.04	600
Virginia	3.18	169	32578864	192774.3	82.05	17.53	600
Illinois	2.82	160	28889491	180559.3	81.36	14.96	601
Maryland	2.77	114	28387516	249013.3	80.83	13.52	589
Michigan	2.23	207	22879525	110529.1	84.12	27.25	588
Other	28.64	1982	2.93E+08	147992.8	82.67	24.74	601
Total:	100	5174	1.02E+09	197948	81	17.85	603

Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
6/21/2006 9:30

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.